Exhibit 10.4


            The security represented by this certificate was originally issued on October 16, 2000, and has not been registered under the Securities Act of 1933, as amended. The transfer of such security is subject to the conditions specified in the LLC Interest and Warrant Purchase Agreement, dated as of October 16, 2000 (as amended and modified from time to time), between the issuer hereof (the "Company") and certain investors and the Company reserves the right to refuse the transfer of such security until such conditions have been fulfilled with respect to such transfer. Upon written request, a copy of such conditions shall be furnished by the Company to the holder hereof without charge.


                             ZECAL TECHNOLOGY, LLC

                                    WARRANT


Date of Issuance: October 16, 2000                           Certificate No. W-1


            FOR VALUE RECEIVED, Zecal Technology, LLC, a Delaware limited liability company (the "Company"), hereby grants to LZ Partners, LLC or its registered assigns (the "Registered Holder") the right to purchase from the Company $3,000,000 of Preferred Company Interests of the Company. This Warrant is issued pursuant to the terms of the LLC Interest and Warrant Purchase Agreement, dated as of October 16, 2000 (the "Purchase Agreement"), between the Company and certain investors. Capitalized terms used in this Warrant but not defined herein shall have the meanings set forth in the Purchase Agreement.

            This Warrant is subject to the following provisions:

            Section 1.  Exercise of Warrant.
                        -------------------

            1A. Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including October 15, 2005 (the "Exercise Period"). The Company shall give the Registered Holder written notice of the expiration of the Exercise Period at least 30 days but not more than 90 days prior to the end of the Exercise Period.

            1B.   Exercise Procedure.
                  ------------------

             (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

            (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

            (b)   this Warrant;

            (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
      Section 3 hereof; and

            (d) either (1) a check payable to the Company in an amount equal to dollar amount of the Preferred Company Interests being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company having a Market Price equal to the Aggregate Exercise Price of the Preferred Company Interests being purchased upon such exercise or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a dollar amount of Preferred Company Interests issuable upon such exercise of the Warrant which when multiplied by the Market Price of such Preferred Company Interests is equal to the Aggregate Exercise Price (and such withheld
      Preferred Company Interest shall no longer be issuable under this Warrant). "Market Price" shall mean, as to any security, the average of the closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided that if such security is listed on any domestic securities exchange the term "business days" as used in this sentence means business days on which such exchange is open for trading. If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a majority of the Preferred Company Interests issuable upon exercise of all the Warrants then outstanding; provided, that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a majority of the Preferred Company Interests issuable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

            (ii) A schedule, certified by an officer of the Company, setting forth the fully diluted capitalization of the Company following the exercise of some or all or the rights hereunder shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

           (iii) The issuance of Preferred Company Interests upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Preferred Company Interests. All Preferred Company Interests issuable upon exercise of this Warrant shall, upon payment of the exercise price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

            (iv) The Company shall not close its books against the transfer of this Warrant or of any Preferred Company Interests issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

             (v) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

            (vi) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering or the sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the public offering or sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

           (vii) The Company shall take all such actions as may be necessary to assure that all Preferred Company Interests purchased hereunder may be so purchased without violation of any applicable law or governmental regulation.

          (viii)  If the  Preferred  Company  Interests  issuable  by  reason of exercise of this Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the exercising holder's option and upon surrender of this Warrant by such holder as provided above together with any notice, statement or payment required to effect such conversion or exchange of Preferred Company Interests, deliver to such holder (or as otherwise specified by such holder) a certificate or certificates representing  the stock or securities  into which  Preferred  Company  Interests issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such holder has specified.

            1C. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto, except that if the Preferred Company Interests are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person purchasing such Preferred Company Interests, and, unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

            Section 2. No Voting Rights; Limitations of Liability. Until the exercise of the rights hereunder, this Warrant shall not entitle the holder hereof to any voting rights or other rights as a holder of Company Interests. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Preferred Company Interests, and no enumeration herein of the rights or privileges of the Registered Holder, shall give rise to any liability of such holder for the exercise price of the Preferred Company Interests acquirable by exercise hereof or as a member of the Company.

            Section 3. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit II hereto) at the principal office of the Company.

            Section 4. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

            Section 5. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

            Section 6. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).

            Section 7. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the Preferred Company Interests obtainable upon exercise of the Warrants.

            Section 8. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The limited liability company laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its members. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

                             *     *     *     *

            IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and to be dated the Date of Issuance hereof.


                                       ZECAL TECHNOLOGY, LLC


                                       By ____________________________

                                       Its____________________________




Attest:


----------------------------

                                                                       EXHIBIT I


                              EXERCISE AGREEMENT


To:                                       Dated:

            The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of $______ of Preferred Company Interests covered by such Warrant and makes payment herewith in full therefor at the price provided by such Warrant.


                                       Signature ____________________

                                       Address ______________________



                                                                    EXHIBIT II

                                  ASSIGNMENT


            FOR  VALUE  RECEIVED,  _____________________________  hereby  sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____) with respect to the Preferred Company Interests covered thereby set forth below, unto:

Names of Assignee                Address                       Dollar Value





Dated:                                 Signature   _______________________

                                                   -----------------------

                                       Witness     _______________________